Derivative Financial Instruments	12 Months Ended
Dec. 29, 2012
General Discussion of Derivative Instruments and Hedging Activities [Abstract]
Derivative Financial Instruments
DERIVATIVE FINANCIAL INSTRUMENTS
The Company follows the provisions of ASC Topic 815 in accounting for and disclosing derivative instruments and hedging activities. All derivative financial instruments are recognized on the balance sheet at fair value. Changes in the fair value of derivatives are recognized in net earnings or other comprehensive income depending on whether the derivative is designated as part of a qualifying hedge transaction. Derivative assets and derivative liabilities are classified as other current assets, other assets, other current liabilities or other liabilities based on the gain or loss position of the contract and the contract maturity date.
Foreign Currency Forward Contracts
The Company hedges a portion of its foreign currency exchange rate risk through the use of forward exchange contracts. The Company uses forward exchange contracts to manage foreign currency exposures related to intercompany receivables and payables arising from intercompany purchases of manufactured products. These forward contracts are not designated as qualifying hedging relationships under ASC Topic 815. The Company measures its foreign currency exchange contracts at fair value on a recurring basis. The fair value of outstanding contracts was immaterial as of December 29, 2012 and December 31, 2011. During fiscal years 2012 and 2011 the net amount of gains (losses) the Company recorded to other income (expense) for its forward currency exchange contracts not designated as hedging instruments under ASC Topic 815 was a net gain of $7 million and a net loss of $3 million, respectively. The net loss recognized in 2010 was immaterial. These net gains (losses) were almost entirely offset by corresponding net (losses) gains on the foreign currency exposures being managed. The Company does not enter into contracts for trading or speculative purposes. The Company’s policy is to enter into hedging contracts with major financial institutions that have at least an “A” (or equivalent) credit rating.
Interest Rate Swap
In prior periods, the Company has chosen to hedge the fair value of certain debt obligations through the use of interest rate swap contracts. For interest rate swap contracts that are designated and qualify as fair value hedges, changes in the value of the fair value hedge are recognized as an asset or liability, as applicable, offsetting the changes in the fair value of the hedged debt instrument. When outstanding, the Company’s swap contracts are recorded on the consolidated balance sheets as a component of other current assets, other assets, other accrued expenses or other liabilities based on the gain or loss position of the contract and the contract maturity date. Additionally, any payments made or received under the swap contracts are accrued and recognized as interest expense. In June 2012, the Company terminated the interest rate swap it had entered into concurrent with the March 2010 issuance of the 2016 Senior Notes and received a cash payment of $24 million. The gain from terminating the interest rate swap agreement has been reflected as an increase to the carrying value of the debt and is being amortized as a reduction of interest expense resulting in a net average interest rate of 1.3% that will be recognized over the remaining term of the 2016 Senior Notes.
In March 2010, the Company entered into a 3-year, $450.0 million notional amount interest rate swap designated as a fair value hedge of the changes in fair value of the Company's fixed-rate 2013 Senior Notes. On November 8, 2010, the Company terminated the interest rate swap and received a cash payment of $19 million. The gain from terminating the interest rate swap is being amortized as a reduction of interest expense resulting in a net average interest rate of 0.8% that will be recognized over the remaining term of the 2013 Senior Notes.